Trade and Other Payables (Current)	12 Months Ended
Jun. 30, 2020
Trade and other payables [abstract]
Trade and Other Payables (Current)
14.	TRADE AND OTHER PAYABLES (CURRENT)

	Consolidated
	2020 $	2019 $
Trade payables	350,151	590,231
Other payables	42,728	68,423
Accrued expenses	330,845	346,654
Total current trade and other payables	723,724	1,005,308

Note: Trade payables for the Company include amounts due in US dollars of USD 685 (2019: USD 126,829).

Refer Note 29 for details of management of interest rate, foreign exchange and liquidity risks applicable to trade and other payables for which, due to their short-term nature, their carrying value approximates their fair value.